Exhibit 99.2

NeuLion

Investor Factsheet
neulion.com

NeuLion offers solutions that power the highest quality digital experiences for live and on-demand content up to 4K anywhere, on any device. Through its end-to-end technology platform, NeuLion enables digital content management, distribution and monetization across the entire ecosystem — content owners, content creators and consumers. The company's complete OTT and TVE solution reduces complexities for content rights holders, speeds time to market and enables scalability.

## GROWTH INITIATIVES

- Land new clients
- Expand existing relationships
- Enhance technology and product offerings
- Strategic partnerships and acquisitions

## INVESTMENT HIGHLIGHTS

- At the forefront of fundamental shift toward 4K video, Over-The-Top services and TV Everywhere
- High barriers of entry created by unique service offerings differentiated by delivery of live interactive TV
- Scalable business model with sticky customer relationships
- Non-GAAP profitable, cash generating business model
- Management team with deep experience

## EMPOWERING THE ECOSYSTEM

| Multi-Screen OTT & TVE Platform | Consumer Electronic Licensing | Professional Content Tools & Technologies | Consumer Software |
|---|---|---|---|

## MARQUEE CUSTOMER BASE

| Sports & TVE | Technology Value Chain | Consumer Electronics |
|---|---|---|

From content creators and providers to technology and consumer electronics

## ACCELERATING ADOPTION OF DIGITAL VIDEO DRIVING NEULION'S GROWTH

### Consumer Internet Traffic Largely Driven by Video (1)


2012: 24% / 20% / 57%
2013: 21% / 19% / 60%
2014: 19% / 19% / 62%
2015: 16% / 19% / 65%
2016: 14% / 19% / 67%
2017: 11% / 19% / 69%
Internet video
Web, email, & data
File sharing
Online gaming

### Proliferation of Mobile OTT Video a Key Driver (2)


Petabyte per Month
68% CAGR
2012: 491 PB / 193 PB
2013: 789 PB / 450 PB
2014: 1,299 PB / 924 PB
2015: 2,045 PB / 1,729 PB
2016: 2,993 PB / 3,033 PB
2017: 4,382 PB / 4,749 PB
Mobile Video Traffic
Other Mobile Traffic

(1) Cisco Visual Networking Index: Global Consumer Data Traffic Forecast Update, 2012-2017
(2) Cisco Visual Networking Index: Global Consumer Mobile Data Forecast Update, 2012-2017
* OTT - Over-the-Top content

## DEVICE AGNOSTIC


NeuLion
NeuLion

| | |
|---|---|
| Smartphone & Tablets | SAMSUNG, LG, lenovo, NOKIA, amazon kindle |
| Smart TV's | SAMSUNG, LG, VIZIO, Panasonic, SONY |
| Gaming Devices & 3rd Party STB | XBOX, PlayStation, Roku, Google TV, chromecast |

## COMPETITIVE ADVANTAGES

- Speeds time to market
- Drives new revenue
- Reduces complexities for content rights holders
- Combines software, technology and operational services
- Multi-dimensional monetization
- Creates meaningful experiences that engage, retain and grow customers

## SCALABLE REVENUE MODEL

### Revenue Mix [1]


5%
40%
55%

- License fees create annuity revenue stream
- Variable revenue grows with increased usage
  - Larger audience
  - More devices, features
  - Added content

■ Setup/Dev ■ Fixed/License Fees ■ Variable

### Petabytes of Video Streamed


250
200
150
100
50
40% CAGR
82
155
227
2012
2013
2014

Note: Figures exclude DivX

### Significant Operating Leverage


($ in millions)
75
50
25
20%
10%
0%
(10%)
19% CAGR
39
(8.5%)
47.1
(7.4%)
55.5
(15.1%)
2012
2013
2014

■ Revenue — Adj. EBITDA Margin

## FINANCIALS

### Operating Results

| | Q1'15 | Q4'14 | Q3'14 | Q2'14 | Q1'14 |
|---|---|---|---|---|---|
| Total Revenue | $21.7 | $16.5 | $12.2 | $13.4 | $13.5 |
| Non-GAAP Adjusted Gross Margin | 80% | 75% | 77% | 74% | 74% |
| SG&A* | $9.9 | $8.0 | $6.3 | $6.4 | $6.4 |
| R&D | $5.3 | $2.1 | $2.1 | $2.2 | $2.0 |
| Non-GAAP Adjusted EBITDA | $6.8 | $3.5 | $1.3 | $1.6 | $2.0 |
| GAAP Net Income (Loss) | $(0.5) | $1.6 | $0.2 | $0.6 | $1.1 |
| Diluted EPS | $0.00 | $0.01 | $0.00 | $0.00 | $0.00 |

- High margin business with increasing revenue momentum
- Crossed over the GAAP profitablility in Q4 2013
- First and fourth quarters are seasonally strongest
- Q1 2015 includes 2 months of DivX

### Balance Sheet

| (in $000) | 3/31/2015 | 12/31/2014 |
|---|---|---|
| Cash & Equivalents | 35,225 | 25,898 |
| Receivables* | 31,177 | 8,056 |
| Total Current Assets | 70,435 | 36,287 |
| Payables | 12,201 | 14,362 |
| Deferred Revenue | 10,978 | 9,602 |
| Total Current Liabilities | 31,400 | 29,212 |
| Convertible Note and Note Derivative** | 27,119 | 0 |
| Working Capital | 39,035 | 7,075 |
| Other Long-Term Liabilities | 7,268 | 2,673 |
| Total Redeemable Preferred Stock | 14,962 | 14,955 |
| Total Equity | 37,284 | 5,099 |
| Total Liabilities and Equity | 118,034 | 51,938 |

* Reflects accounting for the DivX acquisition ** Part of the consideration for the DivX acquisition

### Stock Information

| | |
|---|---|
| Toronto | NLN.TO |
| Stock Price (CAD) (5/19/15) | 1.16 |
| 52wk Range (CAD) | 0.85 - 1.47 |
| Shares Outstanding | 217.2M |
| Market Cap (CAD) | 250.9M [$205.7M USD] |

**Research Coverage**
Beacon Securities
Cormark Securities
Wunderlich Securities

### Contact Information

**Company Contact**
Chris Wagner
NeuLion, Inc.
516-622-8300

**Investor Contact**
Ed McGregor/Jody Burfening
LHA
Phone: 212-838-3777
emcgregor@lhai.com

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of NeuLion and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect NeuLion's operations, please refer to the company's Securities and Exchange Commission filings. The company undertakes no obligation to update this forward-looking information.